                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Articles of Incorporation  of American  Century Variable  Portfolios
II,  Inc.,  dated  September  15,  2000  (filed  as  Exhibit  a1 to the  Initial
Registration Statement on Form N-1A of the Registrant, File No. 333-46922, filed on September 29, 2000, and incorporated herein by reference).

EX-99.a2    Articles  Supplementary of American Century Variable  Portfolios II,
Inc., dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective  Amendment No.
2 to the Registration Statement of the Registrant,  File No. 333-46922, filed on
January 9, 2001, and incorporated herein by reference).

EX-99.a3    Articles  Supplementary of American Century Variable  Portfolios II,
Inc., dated December 17, 2002 (filed as Exhibit a3 to  Post-Effective  Amendment
No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,  File No.
333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.b     By-Laws of American Century  Variable  Portfolios II, Inc. (filed as
Exhibit b1 to Pre-Effective Amendment No. 2 to the Registration Statement of the
Registrant,  File No.  333-46922,  filed on January 9,  2001,  and  incorporated herein by reference).

EX-99.d1    Management   Agreement   (Investor   Class)  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 1997  (filed  as  Exhibit 5 to
Post-Effective  Amendment No. 33 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) with American
Century Investment  Management,  Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) with American
Century Investment Management,  Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective  Amendment No. 39 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 28,
1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management  Agreement  (Investor  Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective  Amendment No. 30 to the Registration  Statement on
Form N-1A of American Century California  Tax-Free and Municipal Funds, File No.
2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective  Amendment No. 44 to the Registration  Statement on
Form N-1A of American Century  Government Income Trust, File No. 2-99222,  filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management  Agreement  (Investor  Class) with
American Century Investment  Management,  Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective  Amendment No. 16 to the Registration  Statement on
Form N-1A of American Century  Investment  Trust,  File No.  33-65170,  filed on
November 30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc.,  dated July 1, 2002  (filed as
Exhibit d7 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on June
28, 2002, and incorporated herein by reference).

EX-99.d8    Amendment No. 5 to the Management  Agreement  (Investor  Class) with
American Century Investment Management,  Inc., dated December 31, 2002 (filed as
Exhibit d8 to  Post-Effective  Amendment No. 4 to the Registration  Statement on
Form N-1A of the Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.d9    Management  Agreement  (Class II) with American  Century  Investment
Management, Inc., dated December 31, 2002 (filed as Exhibit d9 to Post-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No.  333-46922,  filed on December 20,  2002,  and  incorporated  herein by reference).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of the Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1    Global  Custody  Agreement  with The  Chase  Manhattan  Bank and the
Twentieth Century and Benham Funds,  dated August 9, 1996 (filed as Exhibit 8 to
Post-Effective  Amendment No. 31 to the  Registration  Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody  Agreement with The Chase Manhattan Bank and the  Twentieth  Century and Benham Funds,  dated  December 9, 2000 (filed as
Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of the
Registrant,  File No.  333-46922,  filed on January 9,  2001,  and  incorporated herein by reference).

EX-99.g3    Master  Agreement  with  American   Century   Services   Corporation
(formerly  known as Twentieth  Century  Services,  Inc.) and Commerce Bank, N.A.
dated January 22, 1997 (filed as Exhibit 8e to  Post-Effective  Amendment No. 76 to the  Registration  Statement on Form N-1A of American  Century  Mutual Funds,
Inc., File No. 33-14213,  filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust, File No. 2-99222,  filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  June 29,  1998  (filed as  Exhibit 9b to
Post-Effective  Amendment No. 23 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
1998, and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-82734,  filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  filed on November 30,
2001, and incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h9 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant,  File No.  333-46922,  filed on December 20, 2002, and  incorporated herein by reference).

EX-99.h9    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608,  filed on January 30, 2004, and incorporated  herein by reference).

EX-99.i  Opinion and Consent of Counsel to be filed by amendment.

EX-99.j1  Consent of PricewaterhouseCoopers LLP to be filed by amendment.

EX-99.j2    Power of Attorney  dated  September 12, 2002 (filed as Exhibit j4 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust on September 30, 2002, File No. 2-91229).

EX-99.j3    Power of Attorney  dated  December  17, 2002 (filed as Exhibit j3 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant,  File No.  333-46922,  filed on December 20, 2002, and  incorporated herein by reference).

EX-99.j4    Secretary's  Certificate  dated September 12, 2002 (filed as Exhibit
j5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century  Municipal Trust,  File No. 2-91229,  on September 30, 2002,
and incorporated herein by reference).

EX-99.m1    Class II  Master  Distribution  Plan  dated May 18,  2001  (filed as
Exhibit m1 to Post-Effective  Amendment No. 32 to the Registration  Statement of
American Century Variable Portfolios Inc., on July 16, 2001, File No. 33-14567).

EX-99.m2    Amendment No. 1 to Class II Master  Distribution Plan dated December
31,  2002  (filed  as  Exhibit  m2 to  Post-Effective  Amendment  No.  4 to  the
Registration Statement on Form N-1A of the Registrant, File No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.n     Multiple  Class Plan of American  Century  Variable  Portfolios  II,
Inc.,  dated December 31, 2002 (filed as Exhibit n to  Post-Effective  Amendment
No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,  File No.
333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.p     American  Century  Investments Code of Ethics (filed as Exhibit p to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File NO. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).